AB VALUE FUNDS (“Value Funds”)

-AB International Value Fund (the “Fund”)

Supplement dated June 4, 2019 to the Value Funds Prospectus dated February 28, 2019 (the “Prospectus”).

This Supplement to the Prospectus concerns the joint meeting of shareholders held in connection with the proposal to approve new investment advisory agreements with AllianceBernstein L.P., the investment adviser to the Fund (the “Adviser”), which was required as a result of certain anticipated changes to the indirect ownership of the Adviser.

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Under “Management of the Funds – Investment Adviser,” insert the following at the end of the third paragraph:

At the adjourned meeting reconvened on June 4, 2019, shareholders of AB International Value Fund approved the new and future investment advisory agreements.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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